Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-K report of Elite Express Holding Inc. for the period ended November 30, 2025 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Yidan Chen, certify that:

(1)This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the period report fairly presents, in all material respects, the financial condition and results of operations of Elite Express Holding Inc..

Date: February 27, 2026	/s/ Yidan Chen
Yidan Chen
Interim Chief Financial Officer (Principal Financial Officer)